Rule 497(e)

File Nos. 333-203628; 811-23050

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

Group Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Great-West Life & Annuity Insurance Company

Supplement dated April 29, 2019

to the Prospectus dated May 1, 2018

This Supplement amends certain information contained in the Prospectus dated May 1, 2018.

Great-West SecureFoundation® Lifetime 2015 Fund Merger:

The merger of the Great-West SecureFoundation® Lifetime 2015 Fund (the “Acquired Fund”) into the Great-West SecureFoundation® Balanced Fund (the “Acquiring Fund”) was completed on or about April 12, 2019 (the “Merger Date”). Effective as of the Merger Date, any assets remaining in the Sub-Account for the Acquired Fund became invested in the Sub-Account for the Acquiring Fund. Contract Owners whose assets became invested in the Sub-Accounts for the Acquiring Fund as a result of the merger may transfer those assets into any other investment option under the Contract without fees or charges, and the transfer will not count against the annual fee transfer limit, within 60 days after the Merger Date.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.